UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Amendment No. 1)

Proxy Statement Pursuant to

Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant [  ]

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[ ]	Preliminary Proxy Statement
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[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials (Amendment No. 1)
[ ]	Soliciting Material Pursuant to §240.14a-12

AKERS BIOSCIENCES, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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December 4, 2019

Dear Stockholder:

We are writing to notify you of important information about the 2019 annual meeting of stockholders of Akers Biosciences, Inc. (the “Company”).

We previously filed and mailed to our stockholders our definitive proxy statement and related proxy materials on November 12, 2019 (the “Proxy Statement”) for our 2019 annual meeting of stockholders, which contained two proposals. The enclosed proxy materials (the “Amendment”) is being sent to you because we have determined to (i) add a new Proposal 3 to the original Proxy Statement in order to approve an amendment to our Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of our common stock from 2,604,167 to 100,000,000 shares, and (ii) postpone the 2019 annual meeting of stockholders, which was originally scheduled for December 16, 2019 to December 30, 2019 in order to provide additional time for stockholders to review the additional proposal and cast their vote. The Board believes the availability of additional authorized shares will allow us to perform activities in the ordinary course of business.

Accordingly, we are furnishing to you, together with this letter, an Amended Notice of the 2019 Annual Meeting and the Amendment to the previously furnished Proxy Statement, which reflect the revised agenda for the annual meeting and describe the new proposal to be voted on at the annual meeting, as well as a new proxy card for purposes of casting your vote on all of the proposals to be voted on at the annual meeting and our annual report on Form 10-K, filed by the Company with the Securities and Exchange Commission on April 1, 2019. The annual meeting will now be held on Monday, December 30, 2019, at the offices of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas. New York, New York 10105 at 11:00 AM (EST). Accordingly, due to the change in the annual meeting date to Monday, December 30, 2019, shareholder notice of a nomination or proposal must now be delivered to us no later than October 31, 2020 and no earlier than October 1, 2020.

Please read the Proxy Statement and the Amendment in their entirety as together they contain all of the information that is important to your decisions in voting at the annual meeting.

When you have finished reading the Proxy Statement and Amendment, please promptly submit your proxy by completing the enclosed new proxy card in its entirety, signing, dating and returning it in the enclosed envelope (or following the instructions to vote by Internet or provided by your broker). We encourage you to submit your proxy so that your shares will be represented and voted at the meeting, whether or not you attend. The enclosed new proxy card permits you to submit your vote on all three of the proposals included in the Proxy Statement and the Amendment, and will replace any previously submitted proxy in connection with the annual meeting.

If you have already submitted your proxy and do not submit a new proxy, your previously submitted proxy will be voted at the annual meeting with respect to Proposals 1 and 2 contained in the Proxy Statement; however, the Company strongly encourages you to submit a new proxy so that your vote will be considered on Proposal 3.

By Order of the Board,

/s/ Christopher C. Schreiber
Christopher C. Schreiber
Executive Chairman of the Board of Directors

December 4, 2019

AMENDED NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 30, 2019

To the Stockholders of Akers Biosciences, Inc.:

This amended notice (this “Amended Notice”) is to notify you that you are cordially invited to attend the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Akers Biosciences Inc. (the “Company”), to be held on Monday, December 30, 2019, at the offices of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas. New York, New York 10105 at 11:00 AM (EST), to consider and vote upon the following proposals:

1.	To elect four (4) directors to hold office for a one year term and until their successors are elected and qualified or until their earlier incapacity, removal or resignation (“Proposal 1”);

2.	To ratify the appointment of Morison Cogen LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 (“Proposal 2”);

3.

To approve an amendment (the “Certificate of Amendment”) to our Amended and Restated Certificate of Incorporation, as amended (our “Certificate”), to increase the number of authorized shares of our common stock from 2,604,167 to 100,000,000 (“Proposal 3”);

4.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR, “FOR” THE RATIFICATION OF APPOINTMENT OF THE COMPANY’S AUDITOR AND “FOR” THE APPROVAL OF THE AMENDMENT TO THE CERTIFICATE.

The preceding items of business were described in our original Proxy Statement on Schedule 14A dated November 12, 2019 (the “Proxy Statement”), with the exception of Proposal 3, which is described in the attached amendment (the “Amendment”) to the Proxy Statement.

Holders of record of our common stock, no par value per share (the “Common Stock”), at the close of business on November 1, 2019 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Each share of Common Stock entitles the holder thereof to one vote.

The enclosed Amendment describes the new Proposal 3 and includes an amended and restated proxy card which covers the two proposals included in the Proxy Statement and adds the new Proposal 3. If you wish to vote on this new Proposal 3, you must sign, date and return the enclosed proxy card (or follow the instructions to vote by Internet or provided by your broker). Signing and submitting this new proxy card will revoke any prior proxy in its entirety. Therefore, if you submit the new proxy card (or vote by Internet or provided by your broker), in addition to voting on Proposal 3, you must mark the new proxy card in the appropriate place (or follow the instructions to vote by Internet or provided by your broker) to indicate your vote on Proposals 1 and 2.

A copy of the Proxy Statement was mailed to our stockholders on or about November 13, 2019. We have elected to mail the Amendment, this Amended Notice, a new proxy card reflecting all three proposals to be voted on at the annual meeting, and our annual report on Form 10-K, filed by the Company with the Securities and Exchange Commission (the “Commission”) on April 1, 2019 for the year ended December 31, 2018 (the “Annual Report”).

The affirmative vote of a majority of the votes cast by holders of Common Stock entitled to vote on such proposal at the Annual Meeting to approve Proposal 3.

A complete list of stockholders of record entitled to vote at the Annual Meeting will be available for 10 days before the Annual Meeting at the principal executive offices of the Company, located at 201 Grove Road, Thorofare, NJ 08086, for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting.

Even if you plan to attend the Annual Meeting in person, it is strongly recommended you complete and return your proxy card before the Annual Meeting date, to ensure that your shares will be represented at the Annual Meeting if you are unable to attend.

You are urged to review carefully the information contained in the enclosed Amendment and previously mailed Proxy Statement prior to deciding how to vote your shares.

By Order of the Board,

/s/ Christopher C. Schreiber
Christopher C. Schreiber
Executive Chairman of the Board of Directors

December 5, 2019

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR, AND “FOR” THE RATIFICATION OF APPOINTMENT OF THE COMPANY’S AUDITOR AND “FOR” THE APPROVAL OF THE AMENDEMNT TO THE CERTIFICATE.

General Information about this Amendment and the Annual Meeting

This Amendment describes new Proposal 3, which is added to the agenda for the Annual Meeting and therefore is not described in the original Proxy Statement. Information about Proposals 1 and 2, each of which will also be presented to stockholders at the Annual Meeting, can be found in the Proxy Statement as originally filed with the SEC and mailed to our stockholders on or about November 12, 2019. To the extent the information in the Amendment differs from, updates or conflicts with the information contained in the Proxy Statement, the information in the Amendment shall amend and supersede the information contained in the Proxy Statement. Except as so amended or superseded, all information set forth in the Proxy Statement remains unchanged and is important for you to review. Accordingly, we urge you to read the Amendment carefully in its entirety together with the Proxy Statement. All capitalized terms used in the Amendment and not otherwise defined herein have the respective meanings given to them in the Proxy Statement. The Amendment is being mailed to our stockholders on or about December 4, 2019.

What is the purpose of the Amendment?	We previously filed and mailed to our stockholders our original Proxy Statement and related proxy materials on November 12, 2019, which contained two proposals. The enclosed Amendment is being sent to you because we have determined to (i) add a new Proposal 3 to the original Proxy Statement in order to approve the Certificate of Amendment to our Certificate to increase the number of authorized shares of Common Stock from 2,604,167 to 100,000,000 shares, and (ii) postpone the 2019 annual meeting of stockholders, which was originally scheduled for December 16, 2019, to December 30, 2019, in order to provide additional time for stockholders to review the additional proposal and cast their vote. The record date for the Annual Meeting has not changed and remains November 1, 2019.

How will the Amendment and proxy materials be delivered?

Most of our stockholders who are entitled to vote at the Annual Meeting previously received a mailed copy of the Proxy Statement and Proxy Materials for the Annual Meeting. We have elected to mail the Amendment, the Amended Notice, a proxy card reflecting all three proposals to be voted on at the Annual Meeting, and our annual report for the year ended December 31, 2018.

Unless we have received contrary instructions, we may send a single copy of this Amendment to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should contact the Company at 201 Grove Road, Thorofare, NJ 08086 or if a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

How are votes counted for Proposal 3?

The affirmative vote of a majority of the votes cast by holders of Common Stock entitled to vote on such proposal at the Annual Meeting will be required to approve Proposal 3. Abstentions, which are not votes cast, will have no effect on the outcome of this Proposal 3. Such proposal is a “routine” matter on which brokers and nominees have the discretion to vote on behalf of their clients even if the clients do not furnish voting instructions.

How do I cast or revoke my proxy?

Because this Amendment describes Proposal 3 to be voted on at the Annual Meeting that was not reflected or described in the original Proxy Statement, proxies submitted before the date of the Amendment will not include votes on the new proposal. As a result, if you want to vote on the Proposal 3 described in the Amendment, you must cast a new vote for the Annual Meeting by signing, dating and returning the enclosed new proxy card (or by following the instructions to vote by Internet or provided by your broker), or by voting in person at the Annual Meeting. Signing and submitting the new proxy card, or voting in person at the Annual Meeting, will revoke any prior proxy in its entirety. Therefore, if you submit the new proxy card (or vote by Internet or provided by your broker), in addition to voting on Proposal 3, you must mark the new proxy card in the appropriate place (or follow the instructions to vote by Internet or provided by your broker) to indicate your vote on Proposals 1 and 2.

Who will bear the cost of this proxy solicitation?	We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of the Amendment, the Amended Notice, a new proxy card reflecting all three proposals to be voted on at the Annual Meeting, and our Annual Report. Copies of solicitation material have been or will be mailed to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may mail this solicitation material to such beneficial owners. In addition, we may reimburse such persons for their costs of forwarding the solicitation materials to such beneficial owners. We have retained AdvantageProxy, Inc., a proxy solicitation firm, to solicit proxies in connection with the Annual Meeting at a cost of approximately $10,000, plus reimbursement of out-of-pocket expenses. The solicitation of proxies by mail may be supplemented by solicitation by telephone or other means by AdvantageProxy, Inc., or by our directors, officers, employees or other agents we may engage for such purposes. No additional compensation will be paid to our directors, officers or employees for any such services.

PROPOSAL NUMBER THREE—APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Introduction

On November 25, 2019, our Board authorized and approved an amendment to our Amended and Restated Certificate of Incorporation, as amended (“Certificate”), in order to increase the number of authorized shares of our common stock from 2,604,167 to 100,000,000 (the “Certificate of Amendment”). We are not proposing any change to the authorized number of shares of preferred stock. Under the 2018 New Jersey Revised Statutes, we are required to obtain the affirmative vote of a majority of the votes cast by holders of Common Stock entitled to vote on such proposal at the Annual Meeting in order to amend the Certificate to increase the number of shares of authorized common stock. Our Board determined that the Certificate of Amendment is advisable and in the best interests of the Company and our stockholders, and recommends that our stockholders approve the Certificate of Amendment.

Form of the Certificate of Amendment

The proposed Certificate of Amendment would amend the Fourth Article of our Certificate to remove the first sentence and insert the following sentence:

“Capitalization. The total number of shares of stock which the Corporation shall have the authority to issue is one hundred fifty million (150,000,000) shares, of which one hundred million (100,000,000) shares shall be common stock, without par value (“Common Stock”), and fifty million (50,000,000) shares shall be preferred stock, without par value (“Preferred Stock”).”

Description of Common Stock

The Certificate currently authorizes the issuance of 2,604,167 shares of Common Stock, without par value, and 50,000,000 shares of preferred stock, without par value. As of December 4, 2019, there were 523,343 shares of Common Stock issued and outstanding, and no shares of preferred stock issued and outstanding.

In addition, as of December 4, 2019, we had an aggregate of 1,864,771 shares of Common Stock reserved for future issuances pursuant to our equity incentive plans. As of December 4, 2019, an aggregate of 87,947 shares of our Common Stock are reserved for issuance upon exercise of outstanding warrants, 39 shares of our Common Stock are reserved for issuance upon exercise of options and 15,603 shares of our Common Stock are reserved for issuance upon vesting of our restricted stock units under our equity incentive plans.

Purpose of the Certificate of Amendment

Our Board believes that the current number of authorized but unissued shares of Common Stock is not adequate to enable us, as the need may arise, to take advantage of market conditions and favorable opportunities involving the issuance of our Common Stock without the delay and expense associated with the holding of a special meeting of our stockholders. The Company is considering conducting a “best efforts” public offering pursuant to a registration statement on Form S-1 filed with the Securities and Exchange Commission (“SEC”) on November 1, 2019 for the sale of units. The Company will require the availability of additional authorized shares in order to issue shares of our Common Stock underlying the Series C preferred stock issued in its public offering.

The availability of additional authorized shares will also provide us with the flexibility in the future to issue shares of our Common Stock for general corporate purposes, such as acquisitions and other strategic transactions, raising additional capital, effecting stock splits, sales of stock or securities convertible into or exercisable for common stock, providing equity incentives to employees, officers and directors and other general corporate purposes. We believe that the Certificate of Amendment will provide us with additional flexibility to meet business and financing needs as and when they may arise. Our Board will determine whether, when and on what terms the issuance of shares of our Common Stock may be warranted in connection with any future actions. No further action or authorization by our stockholders will be necessary before issuance of the additional shares of our Common Stock authorized under the Certificate of Amendment, except as may be required for a particular transaction by applicable law or regulatory agencies or by the rules of the Nasdaq Stock Market or any other stock market or exchange on which our common stock may then be listed.

Rights of Additional Authorized Shares of Common Stock

Any newly authorized shares of Common Stock will be identical to the shares of Common Stock now authorized and outstanding. The Certificate of Amendment will not alter the voting powers or relative rights of the Common Stock.

Potential Adverse Effects of the Certificate of Amendment

Any future issuance of additional authorized shares of Common Stock may, among other things, dilute the earnings per share of Common Stock and the equity and voting rights of those holding Common Stock at the time the additional shares are issued. Additionally, this potential dilutive effect may cause a reduction in the market price of the Common Stock. Further, the Certificate of Amendment could adversely affect the ability of third parties to take us over or change our control by, for example, permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for the combination of us with another company that our Board determines is not in the Company’s best interests or in the best interests of our stockholders. Our Board however, does not intend or view the Certificate of Amendment as an anti-takeover measure, nor does it contemplate its use in this manner at any time in the foreseeable future.

Neither the 2018 New Jersey Revised Statutes, the Certificate, nor our Amended and Restated Bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with this proposal. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Effectiveness of Certificate of Amendment

If the Certificate of Amendment is approved by the stockholders at the Annual Meeting, it will become effective upon the filing of the Certificate of Amendment with the Secretary of State of New Jersey. If approved, the Board expects to file the Certificate of Amendment with the Secretary of State of New Jersey immediately thereafter. In accordance with the 2018 New Jersey Revised Statutes, however, our Board may elect to abandon the Certificate of Amendment without further action by the stockholders at any time prior to the effectiveness of the filing of the Certificate of Amendment with the Secretary of State of New Jersey, notwithstanding stockholder approval of the Certificate of Amendment.

Required Vote

The affirmative vote of a majority of the votes cast by holders of Common Stock entitled to vote on such proposal at the Annual Meeting will be required to approve Proposal 3. Abstentions will have no effect on the outcome of this proposal. Such proposal is a “routine” matter on which brokers and nominees have the discretion to vote on behalf of their clients even if the clients do not furnish voting instructions.

Recommendation of the Board of Directors

Our Board unanimously recommends that stockholders vote FOR the approval of the Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, in order to increase the number of authorized shares of common stock from 2,604,167 to 100,000,000.

OTHER MATTERS

The Company knows of no other matters to be submitted to the shareholders at the Annual Meeting. If any other matters properly come before the shareholders at the Annual Meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

Stockholder Proposals

In addition, our Amended and Restated Bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 60 days and not more than 90 days prior to the anniversary date of the immediately preceding annual meeting, or if the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, to be timely, notice by the stockholder must be so received not later than the close of business on the tenth (10th) day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting is first given or made (which for this purpose shall include any and all filings of the Company made on the EDGAR system of the SEC or any similar public database maintained by the SEC), whichever first occurs. Accordingly, for our 2020 annual meeting, notice of a nomination or proposal must be delivered to us no later than October 31, 2020 and no earlier than October 1, 2020. Nominations and proposals also must satisfy other requirements set forth in the Amended and Restated Bylaws. If a stockholder fails to comply with the foregoing notice provision or with certain additional procedural requirements under SEC rules, the Company will have authority to vote shares under proxies we solicit when and if the nomination or proposal is raised at the annual meeting of stockholders and, to the extent permitted by law, on any other business that may properly come before the annual meeting of stockholders and any adjournments or postponements. The Executive Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

NASDAQ Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On May 10, 2019, the Company received notification (the “Letter”) from the Nasdaq Listing Qualifications Department of The Nasdaq Stock Market LLC indicating that the Company’s common stock was subject to potential delisting from NASDAQ because, for a period of thirty (30) consecutive business days, the bid price of the common stock had closed below the minimum $1.00 per share requirement for continued inclusion under Nasdaq Marketplace Rule 5550(a)(2) (the “Bid Price Rule”). The notification had no immediate effect on the listing or trading of the common stock on NASDAQ.

NASDAQ stated in its Letter that in accordance with the Nasdaq Listing Rules the Company was provided an initial period of 180 calendar days, or until November 6, 2019, to regain compliance. The Letter stated that the NASDAQ staff will provide written notification that the Company has achieved compliance with the minimum bid price listing requirement if at any time before November 6, 2019, the bid price of the common stock closes at $1.00 per share or more for a minimum of ten (10) consecutive business days.

On November 7, 2019, the Company received a written notification from NASDAQ notifying the Company that it is not eligible for a second 180 calendar day period to regain compliance due to the fact the Company fails to comply with Nasdaq’s Marketplace Rule 5550(b)(1) because the Company’s stockholders’ equity as of June 30, 2019 fell below the required minimum of $5,000,000.

NASDAQ indicated in its letter that the Company may appeal the staff’s determination to a Nasdaq hearings panel pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series before 4:00 p.m. Eastern Time on or prior to November 14, 2019. On November 13, 2019, the Company filed such appeal and requested the staff grant a hearing (the “Hearing”) and stay any delisting or suspension action by the staff pending the issuance of the hearings panel’s decision. On November 14, 2019, the Company received a written letter from the NASDAQ Hearings Panel indicating that the requested hearing will be held on December 12, 2019, at 9:00 a.m. Eastern Time at the offices of NASDAQ. On November 22, 2019, the Company submitted its plan of compliance with the NASDAQ Hearings Panel.

We have not regained compliance as of the date of this Amendment. On November 25, 2019, we amended our amended and restated certificate of incorporation, as amended, to effect a 1-for-24 reverse split of our authorized and outstanding and issued shares of our common stock. The primary purpose of the reverse stock split was to increase the per share trading price of our common stock in order to regain compliance with the Bid Price Rule and maintain eligibility of our common stock for listing on the NASDAQ. Although we expect that the reverse stock split will result in an increase in the market price of our common stock, the reverse stock split may not result in a permanent increase in the market price of our common stock, which is dependent on many factors, including general economic, market and industry conditions and other factors detailed from time to time in the reports we file with the SEC. We believe effectuation of the reverse stock split and the pendency of this offering may be viewed favorably by the NASDAQ Hearings Panel and help us avoid delisting of our common stock from the NASDAQ; however, we can provide no assurances that the NASDAQ Hearings Panel will accept our plan of compliance. If the NASDAQ Hearings Panel does not accept our plan of compliance or if we fail to regain compliance during any subsequent compliance period granted by NASDAQ Hearings Panel, our common stock will be subject to delisting by NASDAQ, which could seriously decrease or eliminate the value of an investment in our common stock.

VOTE ON INTERNET

Go to http://www.vstocktransfer.com/proxy
and log-on using the below control number.

CONTROL #

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the enevelope we have provided.

VOTE IN PERSON

If you would like to vote in person, please attend the Annual Meeting to be held on December 30, 2019.

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual Meeting Proxy Card - Common Stock

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

(1) Election of Directors:

☐ FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)

☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAMES BELOW:

01 Joshua Silverman 02 Bill J. White 03 Christopher C. Schreiber 04 Robert. C. Schroeder

(2) To ratify the appointment of Morison Cogen LLP as the independent registered public accounting firm of the Company.

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

NOTE: Such other business as may properly come before the meeting and any adjournment thereof.

Date	**Signature**	**Signature, if held jointly**

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

To change the address on your account, please check the box at right and indicate your new address. ☐

* SPECIMEN * AC:ACCT9999 90.00

AKERS BIOSCIENCES, INC.

Annual Meeting of Stockholders

December 30, 2019

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders To Be Held on December 30, 2019

The Proxy Statement is available at

www.akersbio.com/investor-center/us-sec-filings

AKERS BIOSCIENCES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Christopher C. Schrieber as proxy with full power of substitution to vote all the shares of common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on December 30, 2019, at 11:00 am Eastern Time at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, or at any postponement or adjournment thereof, and upon any and all matters which may properly be brought before the Annual Meeting or any postponement or adjournments thereof, hereby revoking all former proxies.

This proxy, when properly executed, will be voted as directed. If no direction is made, the proxy shall be voted **FOR** the election of the listed nominees as directors, **FOR** Proposal 2, **FOR** Proposal 3 and in the case of other matters that legally come before the meeting, as said proxy(s) may deem advisable.

Please check here if you plan to attend the Annual Meeting of Stockholders on December 30, 2019 at 11:00 a.m. ☐

(Continued and to be signed on Reverse Side)